Exhibit 99.1

High Definition Access: Meeting the Demands of Telco Users November 2007

Forward-looking Statement Portions of this presentation contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements involve risks and uncertainties regarding future events or the future performance of Occam Networks, which could cause actual results to differ materially from any future performance suggested in such statements. These factors include, but are not limited to, the risks and uncertainties relating to the timely and successful development and market acceptance of Occam's products. Rapidly changing technologies and market conditions may require changes to Occam’s products.  In addition, as indicated in this presentation, Occam's Audit Committee is currently conducting a review of revenue recognition and internal control issues involving Occam.  As a result of this review, Occam is delinquent in filing its annual and quarterly financial statements and other information with the Securities and Exchange Commission.   Additional important factors that could cause Occam's actual results to differ materially from those set forth in this presentation include the following:  the results and timing of the review being conducted by the Audit Committee; the review by Occam's independent registered public accounting firms of Occam's results and findings; the impact of such results or findings on the historical financial statements of Occam, including the recently announced restatement; Occam's ability to maintain the listing of its securities on the Nasdaq Global Market; risks of pending litigation arising from matters related to the Audit Committee's review; and risks of governmental or other regulatory inquiries or proceedings arising out of these matters.  Please also refer to the company’s most recent Quarterly report on Form 10-Q, Annual report on Form 10-K and other filings with the SEC. These filings contain and identify other important factors that could cause actual results differ materially from those contained in any forward-looking statements..

Video and Service Providers Consumers are driving services and experience Frame Relay Yesterday Today Tomorrow

The Killer Ap is Entertainment Choice Reasons for Subscribing to Broadband Faster Internet connection Won’t tie up my phone line Always on Fast connection to work from home Got a good deal from BSP Cost similar to dial-up 2005 2004 2003 Download music Play online games Listen to streaming music Watch streaming video Can get a broader selection of content Share files E-learning Download movies Children wanted it Get content from BSP Download TV program In 2005, 38% of broadband subscribers cited content as a reason for subscribing to broadband. 0 20 40 60 80 100 Percent of Respondents Source: Yankee Group

From “I Want My MTV” to “I Want” 24% subscribe to premium TV content online2 Jul 07: iTunes Store had sold 3 billion songs Aug 07: Netflix + Blockbuster.com = 10 million households Consuming On-line Video3 2006 62.8% 114M users 2011 86.6% 183M users Sources: 1- Rentrak On-Demand Essentials, 3 – emarketer, 2 – IBM study Millions of US VoD Orders1 0 500 1,000 1,500 2H 04 1H 05 2H 05 1H 06 2H 06 Q1 07

Is the Future ? More than 15,000 shows – growing daily Combines entertainment, on-demand and social networking Encourages inviting others to specific content Blog and rank programs for others

IP-HDTV on demand is Coming HDTV Demands more bandwidth HD content (720p/1080i) consumes 8.5 Mb per stream BluRay/HD DVD (1080p format) demands 50% more bandwidth 2010 Scenario: 2.5 HDTVs2 + PVR + PnP = 44M of simultaneous video to each household 1 – Broadband Trends, Aug 2007 2 – Park Associates, 2007

What is Known: Bandwidth will Grow Study is from 2004 – Is demand already higher? Forecast U.S. Customer Access Bandwidth Percentage of Households Year 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 1995 2000 2005 2010 2015 2020 2025 All broadband households 100 Mb/s & above 1.5 Mb/s 6 Mb/s 24 Mb/s Source: Technology Futures, Inc.

RT Home / Business FTTC FTTN FTTP – Both GPON and P2P 10Gb Backhaul Curb BLC6000 BLC6000 Various Deployment Models

Requires a Rethinking of Access Networks HD Access Changes the User Experience A better, more customizable user experience A new way of viewing entertainment HDTV requires that the Telco rethink its access: A new infrastructure for the content provider A new way of looking at their business High Def Access means: Greater scale to support more demanding subscribers Flexible enough for many services, rapidly deployed Operational excellence to realize lower op expense Greater reliability, uptime, bandwidth and performance No sacrifice in telco “quality of experience”

10Gb EPS resilient aggregation ring + RF distribution Class 5 Focus on Meeting HD Access Demands IP-VOD server Softswitch Per-service VLANs Internet Backbone IP HDTV on demand VoIP Web, email, games RF broadcast TV RF broadcast video headend Active GigE GPON High Def Access Requirements: Leverage low cost per bit of Ethernet Build with pure IP intelligence Powerful traffic and service management

Occam Networks – Leadership Telco Access Products Built on IP and Ethernet Customers Deploying Innovative Services Lower Total Cost of Ownership Unmatched Experience Simplified Service Management Continuous Innovation 50 75 100 125 150 175 200 225 250 275 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007

Occam BLC 6000 IP Community Building Block Efficient Native IP and Ethernet Architecture Distributed architecture Resilient GigE and 10GigE backhaul Powerful IP Service Assurance and Diagnostics Integrated IP Security Management With Legacy Support Supporting High Definition Access Migrate from copper to fiber from one platform Combo POTS & DSL Plus FTTx POTS for CLASS 5 or Softswitch core Integrated POTS and DSL line testing Deployable in CO, OSP Remote MDU/MTU Eliminates Overlay Networks

Occam Networks – Summary High Definition AccessTM Critical investment area for telcos Must meet new, more demanding customer requirements Addressing Telco Needs Simplify service deployment Streamline operations Enables more connected subscribers Continuing to Innovate Aggregation: for higher bandwidth Smaller Footprint: Closer deployments Fiber: Unique intelligence and protection